                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.     )
                                            ----

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Financial Bancorp, Inc.
           --------------------------------------------------------------------
                     (Name of Registrant as Specified In Its Charter)

                    Mary M. Sjoquist, Muldoon, Murphy & Faucette
           --------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)   Title of each class of securities to which transaction applies:
           .....................................................................
      2)   Aggregate number of securities to which transaction applies:
           .....................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           .....................................................................
      4)   Proposed maximum aggregate value of transaction:
           .....................................................................

      5)   Total fee paid:

           .....................................................................

[  ]   Fee paid previously with preliminary materials.
[  ]   Check box if any part of the fee is offset as provided  by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
           .................................
       2)  Form, Schedule or Registration Statement No.:
           .................................
       3)  Filing Party:
           .................................
       4)  Date Filed:
           .................................

                            FINANCIAL BANCORP, INC.
                            42-25 QUEENS BOULEVARD
                       LONG ISLAND CITY, NEW YORK 11104
                                (718) 729-5002

                                                               December 23, 1997

Fellow Shareholders:

      You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Financial Bancorp, Inc., (the "Company") the holding company for Financial Federal Savings Bank (the "Bank"), Long Island City, New York, which will be held on Thursday, January 22, 1998, at 10:30 a.m., Eastern Standard Time, at the La Guardia Marriott, 102-05 Ditmars Boulevard, East Elmhurst, New York.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Financial Bancorp, Inc., as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

      The Board of Directors of Financial Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                          Sincerely yours,


                                          /s/ Frank S. Latawiec
                                          -----------------------------
                                          Frank S. Latawiec
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            FINANCIAL BANCORP, INC.
                            42-25 QUEENS BOULEVARD
                       LONG ISLAND CITY, NEW YORK  11104
                      ----------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 22, 1998
                      ----------------------------------

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Financial Bancorp, Inc. will be held on Thursday, January 22, 1998, at 10:30 a.m., Eastern Standard Time, at the La Guardia Marriott, 102-05 Ditmars Boulevard, East Elmhurst, New York.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1.     The election of two  directors to  three-year  terms of office;
      2. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending September 30, 1998; and
      3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established December 5, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Financial Bancorp, Inc., 42-25 Queens Boulevard, Long Island City, New York 11104, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                    By Order of the Board of Directors



                                    /s/Robert E. Ademec
                                    ----------------------------
                                    Robert E. Adamec
                                    SENIOR VICE PRESIDENT AND
                                    CORPORATE SECRETARY

Long Island City, New York
December 23, 1997

                            FINANCIAL BANCORP, INC.

                            -----------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                               JANUARY 22, 1998

                            -----------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to shareholders of Financial Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on January 22, 1998, and at any adjournments thereof. The 1997 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended September 30, 1997, accompanies this Proxy Statement, which is first being mailed to record holders on or about December 23, 1997.

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

      Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake & Co., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Financial Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on December 5, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,709,700 shares.

      As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

      As to the ratification of Radics & Co., LLC as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to Registrar and Transfer Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.



                               NAME AND ADDRESS                AMOUNT AND NATURE OF         PERCENT OF
  TITLE OF CLASS             OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP           CLASS
------------------    ----------------------------------    --------------------------    -------------

Common Stock          Financial Federal Savings and Loan              149,891(1)              8.77%
                      Association Employee Stock
                      Ownership Plan ("ESOP")
                      42-25 Queens Boulevard
                      Long Island City, New York 11104

Common Stock          Kennedy Capital Management, Inc.                104,000(2)              6.08%
                      10829 Olive Boulevard
                      St. Louis, Missouri  63141-7739

Common Stock          John Hancock Mutual Life                        130,000(3)              7.60%
                      Insurance Co.
                      P.O. Box 111
                      Boston, MA  02117

Common Stock          BRT Realty Trust                                145,500(4)              8.51%
                      60 Cutter Mill Road
                      Great Neck, NY  11021

(1)  Shares of Common  Stock were  acquired  by the ESOP in the Bank's  conversion from  mutual to stock form (the  "Conversion").  The  Compensation  Committee administers the ESOP.  First Bankers  Trust
     Company, A National  Association, has been  appointed as the corporate  trustee for the ESOP ("ESOP
     Trustee").  The ESOP  Trustee  must  vote  all  allocated  shares  held  in the  ESOP in accordance with the  instructions of the  participants.  At December 5, 1997, 42,711 shares had been allocated under the ESOP. Unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately  reflect the instructions received from participants  regarding the allocated  stock  so long  as  such  vote  is  in  accordance  with  the  provisions  of the  Employee Retirement Income
     Security  Act





                                                      3



     of 1974,  as  amended  ("ERISA").  Based on  information  filed in Amendment No. 2  to Schedule 13G by the ESOP on February 12, 1997.
(2)  Based upon  information filed in Amendment No. 1 to Schedule 13G by Kennedy Capital Management Inc.
     on February 10, 1997.
(3)  Beneficially owned through its indirect, wholly-owned subsidiary, John Hancock Advisers, Inc. Based upon  information  filed  in  a Schedule 13G by John Hancock  Mutual Life Insurance Co. on February
     1, 1997.
(4)  Based  on  information  filed in Amendment No. 1 to Schedule 13D by BRT Realty Trust on October 28,
     1997.



                    PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

   Pursuant to its Bylaws, the number of directors of the Company may be designated by the Board of Directors. The Board of Directors has designated that the number of directors be set at five members. Each of the members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

   The two nominees proposed for election at this Annual Meeting are Dominick L. Segrete and Frank S. Latawiec.

   In the event that a nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the person named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

   The following table sets forth, as of the Record Date, the names of the nominees and the continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director, the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of the Record Date.


                                                                                              SHARES OF
NAME AND PRINCIPAL                                                        EXPIRATION          COMMON STOCK
OCCUPATION AT PRESENT                                     DIRECTOR        OF TERM AS         BENEFICIALLY        PERCENT OF
AND FOR PAST FIVE YEARS                         AGE       SINCE(1)         DIRECTOR            OWNED(2)           CLASS
-----------------------                         ---       --------        ----------           --------            -----
NOMINEES
 Dominick L. Segrete                            57          1974            2001              69,253(4)           4.02%
   Chairman of the Board of the
   Company and the Bank until February
   1997.  President and Chief Executive
   Officer of Tucci, Segrete and Rosen
   Consultants Inc., an architectural
   design firm.
Frank S. Latawiec                               62          1996            2001              20,638(3)(6)        1.21%
   President and Chief Executive Officer
   of the Company and the Bank since
   August 6, 1996.  Prior to that, Vice
   President for LCM Marketing, Inc., a
   financial services company, and Senior
   Vice President for Hamilton Federal
   Savings, F.A.

CONTINUING DIRECTORS
Peter S. Russo                                  51          1987            2000              52,359(4)           3.03%
  Chairman of the Board of the Company
  and the Bank since February 1997.  Vice
  Chairman of the Board since October
  1996.  Managing partner in Trio Realty
  Co. and Quad Realty Co., owner of
  various retail and commercial properties.
  President of Ven-Rea Corp., a photo retailer.
Richard J. Hickey                               59          1988            1999              22,354(4)            1.29%
  Partner in the firm of Girardi & Hickey,
  certified public accountants.  Prior to
  that, Mr. Hickey was a partner in the firm
  of Girardi, Hickey and Napolitano,
  certified public accountants.




                                                                                        SHARES OF
NAME AND PRINCIPAL                                                      EXPIRATION     COMMON STOCK
OCCUPATION AT PRESENT                                    DIRECTOR       OF TERM AS     BENEFICIALLY      PERCENT OF
AND FOR PAST FIVE YEARS                        AGE       SINCE(1)        DIRECTOR        OWNED(2)          CLASS
-----------------------                        ---       --------        --------        --------          -----
Raymond M. Calamari                            66          1996          1999              7,000(5)          0.41%
  Business Consultant,  self-employed.
  Office Manager for LCM Marketing, Inc.,
  a financial  services  company.  Prior to
  that, Vice President for Marketing for
  H.T.C. Inc., an industrial products
  company, and President and Chief
  Executive Officer of D.A.V. Corp., an
  industrial products fabricator.

NAMED EXECUTIVE OFFICERS
  WHO ARE NOT DIRECTORS
P. James O'Gorman                              38           --            --              31,692(3)(6)       1.85%
  Executive Vice President, Chief Financial
  Officer and Treasurer of the Company
  and the Bank since March 1997.

STOCK OWNERSHIP OF ALL                         --           --            --               223,530(6)(7)    12.68%
  DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP (8
  PERSONS)

(1)  Includes  years of service as a director of the Company's  predecessor,  the Bank.
(2)  Each  person  effectively  exercises  sole (or shares  with  spouse or other immediate  family member) voting or dispositive  power as to shares reported  herein (except as noted).
(3)  Includes  4,000,  5,000 and  2,500 unvested shares held by Mr. Latawiec under  Part I, Part II and  Part III, respectively, of the Financial Federal Savings  Bank  Recognition and Retention Plan ("RRP") which  will vest in  equal annual  installments until  September 24, 2001,  February 18, 2002 and June 17, 2002, respectively.
     Includes  4,676,  3,500 and 2,015  unvested shares held by Mr. O'Gorman  under Part I, Part II and Part  III, respectively,  of the RRP which  will vest in equal annual  installments until January 26, 2000, February 18,
     2002 and June 17, 2002, respectively.
(4)  Includes 10,925, 16,850 and 16,850 shares subject to options held  by Mr. Segrete, Mr. Russo and  Mr. Hickey, respectively,  under the  Financial Bancorp, Inc.  1995 Stock Option  Plan for Outside Directors ("Directors'
     Option Plan"), which are currently exercisable.
(5)  Includes  1,000  shares  subject  to options held by Mr.  Calamari  under the  Directors'  Option Plan, which became  exercisable on  October 22, 1997.  Does  not include the  remaining  4,000 shares  subject to options granted to Mr. Calamari  under  the  Directors'  Option  Plan,  which  will continue to vest in equal  annual installment  on  October  22,  1998,  1999,  2000  and  2001,  respectively.
(6)  Includes  1,530  shares  subject to  options held by Mr.  O'Gorman  under  the Incentive  Stock  Option  Plan
     ("Incentive   Option  Plan")  which  became  exercisable on January 26, 1996, 1,530 shares subject to options held by Mr. O'Gorman under the Incentive Option Plan which became exercisable  on January 26, 1997 and  1,530 shares subject to options held by Mr. O'Gorman under the  Incentive Option Plan which will become exercisable on  January 26,  1998.  Does not include the remaining 3,059 shares subject to option granted to Mr. O'Gorman under  the  Incentive  Option  Plan which will  continue to vest in  equal annual installments on January 26,
     1999 and 2000,  respectively.  Does  not  include  16,000 and 6,000  shares  subject  to  options  granted to
     Mr. O'Gorman  under the  Incentive Option Plan which  will begin vesting  in 5 equal annual  installments  on
     February 18, 1997 and June 17, 1997,  respectively,  the first anniversary of the respective  effective dates of each grant. Does not include 24,000

                                                           6




     and 9,000 shares subject to options granted to Mr. Latawiec under the Incentive Option Plan which  will begin vesting  in  5  equal  annual  installments on February 18, 1997 and  June 17, 1997, respectively, the  first anniversary of the respective effective dates of each grant.
(7)  Includes  45,625  shares which  may  be acquired  through  the  exercise  of  stock options granted under the
     Directors'  Option Plan, 7,735 shares with respect  to all executive  officers  which may be acquired through the  exercise of  stock  options under the Incentive  Stock Option Plan, and 30,995  unvested  shares awarded to executive officers under the RRP.



MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company generally meets on a monthly basis. During fiscal 1997, the Board of Directors of the Company held 1 organizational meeting, 12 regular meetings, and 1 special meeting. All of the directors of the Company attended 100% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Messrs. Hickey (Chairman), Russo and Calamari. This Committee meets as required, and is responsible for reviewing the audit reports of the Company and the Bank, prepared by its internal auditor and independent auditors. The Committee is also responsible for reviewing the fees and work product of the Company's independent auditors. The Audit Committee of the Company met 2 times in fiscal 1997 and the Audit Committee of the Bank met 12 times in fiscal 1997.

      NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consists of Messrs. Calamari (Chairman), Russo and Hickey. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's
Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on September 16, 1997.

      COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Hickey (Chairman), Russo, Segrete and Calamari. The Compensation Committee of the Company met 5 times in fiscal 1997. This committee meets to establish compensation for the executive officers, and to review the incentive compensation programs when necessary. The Compensation Committee is also responsible for establishing certain guidelines and limits for compensation for other salaried officers and employees of the Company and the Bank.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. For the 1997 fiscal year, outside directors of the Bank received an annual retainer of $21,000 and the Chairman received an annual retainer of $27,000, All fees are paid to outside directors on a monthly basis. Directors of the Bank receive no fee or other compensation for participation on committees of the Board. Directors who are also officers of the Bank or the Company receive no fee or other compensation for their Board or Committee participation.

      OUTSIDE DIRECTORS' CONSULTATION AND RETIREMENT PLAN. The Bank maintains the Financial Federal Savings and Loan Association Outside Directors' Consultation and Retirement Plan (the "Directors' Retirement Plan") to provide benefits to outside directors and to ensure their continued service and assistance in the conduct of the Bank's business in the future. Directors who currently are not officers or employees of the Bank ("Outside Directors"), have served as a director for at least seven years and who, within thirty days of retirement, agree to provide consulting services to the Bank are eligible, upon retirement, to receive an annual benefit, based on the Outside Director's annual retainer fee determined at the date of termination, equal to the lesser of seven years or one half of the number of months of such participant's credited service. In addition, upon occurrence of a change in control of the Company or the Bank, each eligible outside director shall receive payment of his or her retirement benefit in a single sum payment and any obligation to provide consulting services shall cease upon the occurrence of a change in control. As of September 30, 1997, the Director's Retirement Plan had three (3) eligible participants and one (1) active participant.

      OUTSIDE DIRECTORS' OPTION PLAN. The Company maintains the Stock Option Plan for Outside Directors ("Directors' Option Plan") for all directors who are not also employees of the Company or the Bank. The Directors' Option Plan authorizes the granting of non-statutory options for a total of 65,550 shares of Common Stock to certain members of the Board of Directors of the Company. Directors who were serving as directors on both the date of the Company's initial public offering and the effective date of the Directors' Option Plan and who were not also serving as employees of the Company or any of its affiliates are eligible to participate in the Directors' Option Plan. Each member of the Board of Directors who was not an officer of the Bank or the Company received options to purchase a number of shares of Common Stock, depending upon length of Board service, at an exercise price of 100% of the Fair Market Value of the Common Stock of the Company on the date of grant. Each outside director with years of service in excess of five (5) years was granted non-statutory options to purchase 10,925 shares of Common Stock. Each outside director with less than five (5) years of service was granted non-statutory options to purchase 5,000 shares of Common Stock. Options granted after September 24, 1996 under the Directors Option Plan become exercisable in the amount of twenty percent (20%) per year commencing one year from the date of grant.

      RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. The Company maintains the Recognition and Retention Plan for Outside Directors ("RRP") which grants awards to directors who are not also employees of the Company or the Bank. The RRP authorizes the granting of plan share awards ("Plan Share Awards") in the form of up to 65,550 shares of Common Stock. Under Part II of the RRP, outside directors serving in such capacity as of the effective date of the RRP were awarded Plan Share Awards based upon length of Board service. Each outside director with years of service in excess of twenty (20) years was granted an award of 1,500 shares of Common Stock. Each outside director with between ten
(10) and twenty (20) years of service was granted an award of 1,000 shares of Common Stock. Each outside director with between five (5) and ten (10) years of service was granted an award of 500 shares of Common Stock. Plan Share Awards are nontransferable and nonassignable. Recipients of the Plan Share Awards will earn (I.E., become vested in) the shares of Common Stock covered by the Plan Share Awards over a period of time. At September 30, 1997, all Plan Share Awards granted to Outside Directors to date were vested. Plan Share Awards to subsequent Outside Directors shall vest at the rate of twenty percent (20%) annually commencing one year from the date of grant.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the executive compensation committee of the Bank at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

      This report is submitted by the Compensation Committee of the Boards of Directors of the Company and Bank (the "Compensation Committee") and summarizes its involvement in the compensation decisions, policies and programs adopted by the Bank and Company for executive officers, including the Chief Executive Officer ("CEO"), during the fiscal year ended September 30, 1997. The members of the Compensation Committee include Messrs. Hickey (Chairman), Segrete, Russo and Calamari, all of whom are outside directors.

      GENERAL POLICY. The stated purpose of the Compensation Committee and its corresponding practices are designed to reward and provide incentives for executives, based upon the Company's financial performance and the individual's performance. One of the primary objectives of the executive compensation program is to retain skilled and motivated executive officers, along with promoting growth and profitability for the Company. Compensation levels are established subsequent to a review of certain quantitative and qualitative factors, including, but not limited to, financial performance, the individual's commitment, leadership and level of responsibilities.

      The Compensation Committee is responsible for conducting periodic reviews of compensation for executive officers, including the CEO. The Compensation Committee determines salary levels for executive officers, other officers and employees, and short-term cash incentive awards, if and as deemed appropriate, in addition to grants under the Bank and Company's stock-based benefit plans.

      COMPONENTS OF COMPENSATION. In evaluating executive compensation, the Compensation Committee reviews and analyzes three fundamental components, which include salary, short-term incentive awards (performance awards) and long-term incentive compensation, which includes, but is not limited to, grants under the Company's stock-based benefit plans.

      Salary.  Salary  levels for  executive  officers  and other  officers  are
      ------
reviewed by the Compensation Committee on an annual basis. Evaluations of the executive officers and their specific cash compensation levels are based upon the Company's financial performance for the said fiscal year, in addition to certain discretionary criteria; however, no specific formula was used to determine annual cash compensation levels or performance awards for executive officers, although the Company's financial performance was a major factor which determined compensation levels. Salary levels are designed to be commensurate with the individual's responsibilities, experience and marketplace conditions. In making such determination, the Compensation Committee reviewed the "1997 Bank Executive and Director Compensation Survey" published by Sheshunoff. The institutions reviewed by the compensation committee in the survey are not necessarily comprised of the same group of institutions used in the peer group of the Stock Performance Graph. For purposes of determining compensation, the Bank generally considers its peer group to consist of thrift institutions and banks with deposits between $250 million and $500 million, operating in the Mid-Atlantic region, with particular emphasis on the New York City Metropolitan Area.

      Short-term  Incentive  Compensation  (Performance  Awards).  The  Board of
      ----------------------------------------------------------
Directors adopted, as part of its Executive Compensation Policy, a program for quarterly incentive performance awards. Historically, the short-term incentive component of executive compensation has been granted based upon the Company's annual profitability. The short-term incentive awards are in the form of cash distributions or stock-based benefit awards to executives based upon financial performance, as well as individual achievements. The financial performance component consists of certain factors, including, but not limited to, earnings per share, return on average assets and return on average equity. Although the Compensation Committee analyzes these individual factors, no specific mathematical weightings of these factors are used to calculate the performance awards. However, the Compensation Committee makes these performance measures as quantitative and objective as possible.

      The Compensation Committee has the authority and discretion to make adjustments to the short-term incentive plan as deemed prudent and appropriate. The Compensation Committee determined that short-term incentive awards for executive officers be determined and distributed on a quarterly basis, subsequent to a review of the Company's quarterly financial results. The CEO and the other executive officers were granted cash incentive awards for three of the quarters of fiscal 1997, and stock-based awards for one of the quarters of fiscal 1997.

      Long-term Incentive  Compensation.  The long-term  incentive  compensation
      ---------------------------------
portion of the Bank and Company's compensation program consists of the ESOP, the RRP and the Incentive Option Plan. After the Company's first Annual Meeting of Shareholders held on January 26, 1995, the Committee granted stock options and restricted stock awards during fiscal 1995, 1996 and 1997, which vest over a five year period. These stock-based benefit plans are designed as an incentive for the executive officers and key employees of the Bank to encourage and retain longer-term performance, and to align the financial interests of such individuals with those of the Company's shareholders.

      All stock options granted under the Incentive Option Plan have an exercise price equal to the fair market value of the common stock on the date of grant. Under the RRP, the awards are granted in the form of shares of the Company's Common Stock, which are held in trust until the share award vests. The Compensation Committee may grant awards at its discretion under the plan at any time. Although there is no specific formula, the factors utilized in determining an individual's eligibility in the plans are commensurate with the executive officer's position, responsibilities and contributions to the Company.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. In assessing the appropriate level of compensation for the CEO, the Compensation Committee reviews corporate performance, individual performance, and a published compensation survey. For fiscal 1997, the CEO's annual base salary remained at $120,016. A short-term incentive award will not be granted in 1997, based upon performance in fiscal 1996. Mr. Latawiec served as Chief Executive Officer for only the last two months of fiscal 1996 and therefore no short term incentive award was granted.

        The Compensation Committee recognizes the CEO's contributions to the Company's operations and attempts to ensure that the CEO's compensation is commensurate with the Company's peer group. Subsequent to a review of the "1997 Bank Executive and Director Compensation Survey" published by Sheshunoff, the Compensation Committee determined that the CEO's cash compensation is in line with the average disclosed in the compensation survey.

      The Committee believes that this base salary reflects the importance of the CEO's position to the prosperity of the Company. In addition, the Compensation Committee awarded Mr. Latawiec an additional 7,500 RRP shares and 33,000 incentive stock options in order to attract and retain the CEO in a key personnel position. These awards will further provide him with a proprietary interest in the Company, which, in turn will create further incentive to contribute to the success of the Company.

      Although certain quantitative and qualitative factors were reviewed to determined the CEO's compensation, no specific formula was utilized in the Compensation Committee's decisions nor did the Committee set a specified salary level based upon the corporate performance.

                          The Compensation Committee
                          --------------------------
                         Richard J. Hickey (Chairman)
                                Peter S. Russo
                              Dominick L. Segrete
                              Raymond M. Calamari

      STOCK PERFORMANCE GRAPH. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in The Nasdaq Stock Market and The Nasdaq Stock Market Bank Stock Index for the period beginning on August 17, 1994, the day the Company's Common Stock began trading, through September 30, 1997. The data was supplied by the Center for Research in Security Prices ("CRSP").



      Cumulative Annual Return Among Financial Bancorp, Inc. Common Stock,
               CRSP Nasdaq Market Index and Nasdaq Bank Stock Index


                             [INSERT GRAPH HERE]



                                                      Summary

                                          8/17/94     9/30/94     9/29/95     9/30/96     9/30/97
                                          -------     -------     -------     -------     -------
Financial Bancorp, Inc.                   100.000      92.222     127.253     142.529     211.432
CRSP Nasdaq Market Index                  100.000     102.880     142.105     168.627     231.444
CRSP Nasdaq Bank Stock Index              100.000      98.582     124.300     158.620     264.230


  A.  The lines represent annual index levels derived from compound daily returns that include all dividends.
  B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C.  If the annual interval, based on the fiscal year-end, is not a trading day, the precding trading day is used.
  D.  The index level for all series was set to $100.00 on 8/17/94.


      SUMMARY COMPENSATION TABLE. The following table shows, for the years ended September 30, 1997, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to each person serving as chief executive officer during fiscal year 1997 and executive officers of the Company and the Bank who received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers"). No other executive officer of the Company and the Bank received salary and bonus in excess of $100,000 in fiscal year 1997. The Company does not pay any cash compensation.



                                        ANNUAL COMPENSATION                             LONG-TERM COMPENSATION
                                --------------------------------------         ------------------------------------
                                                                                          AWARDS            PAYOUTS
                                                                               ---------------------------  -------
                                                                                               SECURITIES
                                                                OTHER ANNUAL    RESTRICTED     UNDERLYING     LTIP
   NAME AND                          SALARY        BONUS        COMPENSATION   STOCK AWARDS   OPTIONS/SARs  PAYOUTS      ALL OTHER
PRINCIPAL OFFICE           YEAR      ($)(1)         ($)            ($)(2)        ($)(3)         (#)(4)        (5)      COMPENSATION
--------------             ----     --------     ----------     ------------   ------------  -------------  -------    ------------

Frank S. Latawiec          1997     $120,016      $51,500(8)      $     --      $130,313        33,000        None      $    --
  President and Chief      1996       17,541           --               --        76,250            --        None       10,500(6)
  Executive Officer of     1995           --           --               --            --            --        None           --
  the Company  and the
  Bank.

P. James O'Gorman          1997     $ 83,980      $31,000(8)      $     --      $ 97,693        22,000        None      $27,405(7)
  Executive Vice           1996       79,307        6,000               --            --            --        None       12,677
  President, Chief         1995       76,882        5,000               --        72,197         7,648        None        6,561
  Financial Officer of
  the Company and the
  Bank.

(1)  Salary includes compensation deferred at the election of the Named Executive Officers  through the Bank's 401(k) Plan.
(2)  There  were no (a) perquisites over the lesser of $50,000 or 10% of either of the Named  Executive  Officer's  total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings  with respect to long-term incentive  plans  prior  to  settlement  or  maturation;  (d)  tax  payment  reimbursements; or (e)
     preferential discounts on stock.
(3)  Mr.  Latawiec  and Mr.  O'Gorman  held an  aggregate  of 11,500  and 10,191 unvested  shares  of  Common  Stock,  respectively, pursuant  to  the  RRP.  Unvested  awards  to  Mr. Latawiec and Mr. O'Gorman will vest in  equal  annual installments from  the respective  dates of  their  grants.  When shares become  vested and are distributed, the recipient will also receive an amount equal to  accumulated  dividends and earnings  thereon (if any).  All awards vest immediately  upon  termination  of employment due to death,  disability or change in control. As of September 30, 1997, the market value of the 11,500  unvested  shares held by Mr.  Latawiec was $258,750 and the market value of  the 10,191 unvested shares held by Mr. O'Gorman was $229,298.
(4)  Includes options awarded under the Incentive Option Plan. To the extent not already exercisable, the options become exercisable upon death, disability or a change in control. See "Incentive Stock Option Plan."
(5)  For fiscal years 1997, 1996 and 1995, the Bank had no long-term incentive plans in existence, and  therefore made no payouts or awards under such plans.
(6)  Represents  directors' fees paid to Mr. Latawiec during fiscal 1996 prior to his appointment as President and  Chief  Executive
     Officer  of  the  Bank and  the Company.
(7)  Represents shares of Common  Stock granted pursuant to the ESOP.  For fiscal year 1997, Mr. O'Gorman was allocated 1,218 shares of Common Stock.  Dollar  amounts reflect  market  value  ($22.50) as of  September  30,  1997.  No discretionary contributions were made to the 401(k) for fiscal 1997.
(8)  Bonuses  are earned on a fiscal year basis and are paid quarterly. A portion of the fiscal year 1997 bonus was paid during  the first  fiscal  quarter of  1998.  Mr.  Latawiec and Mr.  O'Gorman  were  awarded  $51,500 and $31,000,  respectively, in short-
     term incentive awards.


      SALARY CONTINUATION AGREEMENTS. The Bank and the Company have entered into a salary Continuation agreement (the "Salary Agreement") with Mr. Latawiec (the "CEO").

      Pursuant to the Salary Agreement, in the event a change in control, as defined in such agreement, of either the Company or the Bank, the CEO shall receive payment equal to two (2x) times his then current annual base salary. The payment shall be made in a single sum from the Bank's general funds on the date of the change in control. The Company guarantees payment by the Bank. Also, the Bank and the Company shall continue to provide the CEO with life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank or Company immediately prior to the change in control for the two (2) year period immediately following the change in control. In no event shall the aggregate dollar amount of the payments and continuation of benefits under the Salary Agreement constituting parachute payments under the Code exceed three times the CEO's average annual total compensation for the last five consecutive calendar years ending prior to his termination of employment with the Bank (or his entire period of employment with the Bank if less than five years).

      In the event of a change in control based upon the past fiscal year's salary and bonus, Mr. Latawiec would receive approximately $240,032, before any federal, state or local taxes, in severance payments in addition to other cash and non-cash benefits provided for under the Salary Agreements.

      EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into an employment agreement (the "Employment Agreement") with Mr. O'Gorman (the "Named Executive").

      The Bank's and the Company's Employment Agreement are substantially similar. The expiration date for the Named Executive's effective Employment Agreements with the Bank and the Company is November 15, 1998 and July 23, 1999, respectively. The Employment Agreement also provides for a base salary which will be reviewed annually. In this regard, the base salary of Mr. O'Gorman is $83,980. In addition to base salary, the Employment Agreement provides for, among other things, medical insurance coverage and participation in stock benefit plans and other fringe benefits. The Employment Agreement provides for termination of the Named Executive by the Bank or the Company for cause at any time. In the event the Bank or the Company chooses to terminate the Named Executive's employment for reasons other than for cause or disability, or in the event of the Named Executive's resignation from the Bank and the Company upon
(i) failure to re-elect the Named Executive to his current offices or, if applicable, renominate the Named Executive for election to the Board, (ii) a material adverse change in his functions, duties or responsibilities, (iii) a relocation of his principal place of employment or a material reduction of benefits and perquisites, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Agreement by the Bank or the Company, the Named Executive, or in the event of death following such termination, his beneficiaries, would be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement.

      If the Named Executive is terminated for reasons other than cause, following a change in control of the Bank or the Company, as defined in the Employment Agreement, the Named Executive or, in the event of death following such termination, his beneficiaries, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the Employment Agreement or (ii) three times his average annual compensation over the five years preceding his termination of employment. In addition, the Named Executive would be entitled to continued life, health, dental and disability coverage for the thirty-six month period following their termination upon a change in control. Payments to the Named Executive under the Bank's Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

      Payments under the Employment Agreement in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank. In the event of a change in control based upon the past fiscal year's salary and bonus, Mr. O'Gorman would receive approximately $344,940 before any federal, state or local taxes, in severance payments in addition to other cash and non-cash benefits provided for under the Employment Agreement..

INCENTIVE STOCK OPTION PLAN

      The Company maintains the Incentive Stock Option Plan, which provides discretionary awards to officers and key employees as determined by a committee of disinterested directors who administer the plan. No stock appreciation rights were granted to the Named Executive Officers during fiscal year 1997. Mr. Latawiec was granted 33,000 shares subject to options during fiscal year 1997 and Mr. O'Gorman was granted 22,000 shares subject to options during fiscal year 1997.

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of September 30, 1997. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.


                                                FISCAL YEAR END OPTION/SAR VALUES

                                   Securities Underlying Number                  Value of Unexercised In-the-
                                   of Unexercised Options/SARs                       Money Options/SARs at
                                      at Fiscal Year End (#)                          Fiscal Year End ($)
                              -------------------------------------         ------------------------------------

                                 Exercisable        Unexercisable              Exercisable         Unexercisable
                              ----------------     ---------------          -----------------    -----------------

Frank S. Latawiec...........           0               33,000                  $     0              $157,500(1)
P. James O'Gorman...........       4,589               25,059                  $59,932(2)           $144,951(3)

--------------
(1)  Market value of underlying securities at fiscal year end ($22.50) minus the exercise  or base price  ($18.00 and $17.00) per share for 24,000 and 9,000  shares subject to options, respectively.
(2)  Market  value of underlying securities at fiscal year end ($22.50) minus the  exercise or base price ($9.44)
     per share.
(3)  Market value  of underlying securities at fiscal year end ($22.50) minus  the exercise or base price ($9.44,
     $18.00  and $17.00) per share for 3,059, 16,000 and 6,000 shares subject to options, respectively.



     RETIREMENT PLAN. The Bank maintains the Financial Federal Savings and Loan Association Retirement Income Plan ("Retirement Plan"), a non-contributory defined benefit plan. The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65, or at age 60 with 30 years of service, to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. The benefits listed in the retirement benefit table are based upon salary and bonus and are subject to any Social Security amounts.



                     YEARS OF CREDITED SERVICE
                ------------------------------------
FINAL AVERAGE
   EARNINGS                 15           20          25          30
--------------          ----------   ---------   ---------   ---------
      $ 25,000           $ 5,063      $ 6,750     $ 8,438     $10,125
        50,000            12,143       16,190      20,238      24,286
        75,000            19,643       26,190      32,738      39,286
       100,000            27,143       36,190      45,238      54,286
       150,000            42,143       56,190      70,238      84,286
       160,000            45,143       60,190      75,238      90,286

(1)  The maximum compensation permitted  in  the  calculation  of benefits under
     Section 401(a)(17) of the Code was $160,000 for the 1997 calendar year.


      The following table sets forth the years of credited service (I.E., benefit service) as of September 30, 1997 for each executive officer.


                                     CREDITED SERVICE
                         --------------------------------------------
                                   YEARS            MONTHS
Frank S. Latawiec.......              1                 2
P. James O'Gorman.......              6                11
Robert E. Adamec........              7                 2
Valerie M. Swaya........              3                 0



TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank's current policy provides that all loans made by the Bank to its directors and officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Prior to the FIRREA, the Bank made loans to officers with discounted interest rates and loan origination fees.

      Set forth below is certain information as of September 30, 1997, with respect to loans made by the Bank on preferential terms to executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since October 1, 1996.



                                                  LARGEST AMOUNT      BALANCE      INTEREST
                                      MATURITY      OUTSTANDING        AS OF      RATE AS OF
                           DATE         DATE           SINCE         SEPTEMBER     SEPTEMBER    TYPE OF
NAME AND POSITION        OF LOAN      OF LOAN     OCTOBER 1, 1996     30, 1997     30, 1997      LOAN
-----------------        -------      -------     ---------------     --------     --------     ------
Valerie M. Swaya         07/26/95     08/01/25       $100,685         $99,085        7.0%       Mortgage
  Vice President and
  Chief Administrative
  Officer




                   PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended September 30, 1997 were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the year ending September 30, 1998, subject to ratification of such appointment by the shareholders.

      Representatives of Radics & Co., LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF RADICS & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF RADICS & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                            ADDITIONAL INFORMATION


SHAREHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than August 25, 1998. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.


                                          By Order of the Board of Directors



                                          Robert E. Adamec
                                          SENIOR VICE PRESIDENT AND
                                          CORPORATE SECRETARY
Long Island City, New York
December 23, 1997



          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
               REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                   ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                                 [FRONT SIDE]



                                REVOCABLE PROXY

                            FINANCIAL BANCORP, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               January 22, 1998

                       10:30 a.m. Eastern Standard Time

                        -------------------------------


      The undersigned hereby appoints the official proxy committee of the Board of Directors of Financial Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on January 22, 1998, at 10:30 a.m. Eastern Standard Time, at the La Guardia Marriott, 102-05 Ditmars Boulevard, East Elmhurst, New York, and at any and all adjournments thereof, as follows:


      1. The election as directors of all nominees listed (except as marked to the contrary below).

            Dominick L. Segrete and Frank S. Latawiec

            FOR                        VOTE WITHHELD
            ---                        -------------
            /  /                           /  /

            INSTRUCTION:  To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

            --------------------------------------------------------------------


      2. The ratification of the appointment of Radics & Co., LLC as independent auditors of Financial Bancorp, Inc. for the fiscal year ending September 30, 1998.

            FOR                       AGAINST                 ABSTAIN
            ---                       -------                 -------
            /  /                       /  /                     /  /



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                  [BACK SIDE]


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated December 23, 1997 and of the Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                 ---------------------------



                                          ----------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          ----------------------------------
                                          SIGNATURE OF SHAREHOLDER




                       -------------------------------


           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.